UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Smith & Wesson Brands, Inc.
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mith & Wesson® 2021 NOTICE OF ANNUAL SHAREHOLDER MEETING AND PROXY STATEMENT

Your Vote Counts! SMITH & WESSON BRANDS, INC. 2100 ROOSEVELT AVENUE SPRINGFIELD, MA 01104 SMITH & WESSON BRANDS, INC. 2021 Annual Meeting Vote by September 26, 2021 11:59 PM ET You invested in SMITH & WESSON BRANDS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 27, 2021. Vote Virtually at the Meeting* September 27, 2021 12:00 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/SWBI2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D58040-[TBD] Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D58041-[TBD] Against 01) Robert L. Scott 02) Michael F. Golden 03) Anita D. Britt 04) Fred M. Diaz 05) John B. Furman 06) Barry M. Monheit 07) Mark P. Smith 08) Denis G. Suggs 1. PROPOSAL 1: ELECTION OF DIRECTORS: To elect as directors all of the nominees listed below to serve until our next annual meeting of stockholders and until their successors are elected and qualified: Nominees: 2. PROPOSAL 2: To provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2021 (“say-on-pay”). 3. PROPOSAL 3: To ratify the appointment of Deloitte & Touche LLP, an independent registered public accountant of firm, as the independent registered public accountant of our company for the fiscal year ending April 30, 2022. 4. PROPOSAL 4: To approve 2021 Employee Stock Purchase Plan. 5. PROPOSAL 5: A stockholder proposal, if properly presented at the meeting. and upon such matters which may properly come before the meeting or any adjournment or postponement thereof. The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no directions are made, the proxy will be voted FOR all directors, FOR proposals 2, 3, 4 and AGAINST proposal 5. If any other matters properly come before the meeting, the persons named in the proxy will vote in their discretion. For For For For